Shares and issued capital	12 Months Ended
Dec. 31, 2017
Disclosure of classes of share capital
Shares and issued capital

27.        Shares and issued capital

Fully paid ordinary shares

	Number of	Share	Share
	shares	capital	Premium
		USD’000	USD’000
Balance at December 31, 2014	35,856,096,167	14,342	4,376,630
Issuance of shares under the Company’s employee share option plan	232,284,137	93	20,819
Ordinary shares issued at June 8, 2015	4,700,000,000	1,880	397,580
Ordinary shares issued at September 25, 2015	323,518,848	130	27,392
Ordinary shares issued at October 9, 2015	961,849,809	385	81,440
Balance at December 31, 2015	42,073,748,961	16,830	4,903,861
Issuance of shares under the Company’s employee share option plan	329,531,926	132	35,367
Conversion of convertible bonds during the year	105,128,132	42	11,023
Adjustment arising from the Share Consolidation	(38,257,568,118)	—	—
Issuance of shares under the Company’s employee share option plan after the Share Consolidation	2,081,358	8	697
Balance at December 31, 2016	4,252,922,259	17,012	4,950,948
Issuance of shares under the Company’s employee share option plan (Note 39)	32,723,622	130	35,178
Conversion of convertible bonds during the year	389,042,383	1,556	427,168
Share premium reduction	—	—	(910,849)
Ordinary shares issued at December 6, 2017	241,418,625	966	325,174
Balance at December 31, 2017	4,916,106,889	19,664	4,827,619

On December 6, 2017, pursuant to the terms and conditions of the placing agreement entered by the Company and joint placing agents, the Company allotted and issued 241,418,625 placing shares, representing approximately 4.92% of the issued share capital of the Company as enlarged by the issue of the placing shares, to not less than six independent placees at the price of HK$10.65 per placing share. The net proceeds are recorded as share capital of approximately US$1.0 million and share premium of approximately US$325.2 million in the statements of financial position. Net proceeds of issue are measured after deducting directly attributable transaction costs of the share issue.

On June 23, 2017, the Board has been approved by the shareholders at the Annual General Meeting to reduce the amount standing to the credit of the share premium account of the Company by an amount of US$910.8 million and to apply such amount to eliminate the accumulated losses of the Company as of December 31, 2016.

On June 23, 2017, the Board has been approved by the shareholders at the Annual General Meeting to increase the authorized share capital of the Company to US$42,000,000 divided into 10,000,000,000 ordinary shares and 500,000,000 preferred shares by the creation of an additional 5,000,000,000 ordinary shares in the share capital of the Company, which will rank pari passu with all existing ordinary shares.

In 2016, the Company proposed to implement the Share Consolidation on the basis that every ten issued and unissued shares of US$0.0004 each of the Company will be consolidated into one ordinary share of US$0.004 each. The proposed share consolidation was approved by the Company’s shareholders at the Extraordinary General Meeting held on December 6, 2016 and the share consolidation became effective on December 7, 2016.

On February 12, 2015, the Company entered into a share purchase agreement with China IC Fund. Pursuant to the share purchase agreement, the Company proposed to issue 4,700,000,000 ordinary shares before the effect of Share Consolidation (the “Placing of New Shares”) to the China IC Fund at a consideration of approximately HK$3,098.71 million. On June 8, 2015, the Placing of New Shares was completed and the Company issued 4,700,000,000 ordinary shares before the effect of Share Consolidation to Xinxin (Hongkong) Capital Co., Limited, a wholly-owned subsidiary of the China IC Fund, at the issue price of HK$0.6593 per ordinary share. The net proceeds were recorded as share capital of approximately US$1.9 million and share premium of approximately US$397.6 million in the statements of financial position. Net proceeds of issue were measured after deducting directly attributable transaction costs of the share issue.

On November 6, 2008 and April 18, 2011, respectively, the Company entered into share purchase agreements with Datang Telecom Technology & Industry Holdings Co., Ltd. (“Datang Holdings”) and Country Hill Limited (“Country Hill”) which granted each of Datang Holdings (Hongkong) Investment Company Limited (“Datang”) and Country Hill a pre-emptive right to subscribe for additional shares if the Company issues new shares to other investors. On March 2, 2015, the Company received irrevocable notices from both Datang and Country Hill about exercising their pre-emptive right as a result of the Placing of New Shares. On June 11, 2015, Datang and Country Hill entered into agreements with the Company (“2015 Datang Pre-emptive Share Purchase Agreement” and “2015 Country Hill Pre-emptive Share Purchase Agreement”, respectively) to subscribe for 961,849,809 ordinary shares before the effect of Share Consolidation and 323,518,848 ordinary shares before the effect of Share Consolidation, respectively, at a price of HK$0.6593 per share. On September 25, 2015, Country Hill subscribed 323,518,848 ordinary shares before the effect of Share Consolidation of the Company. On October 9, 2015, Datang subscribed 961,849,809 ordinary shares before the effect of Share Consolidation of the Company.

As of the date of this report, the Company has been informed by each of Datang and China IC Fund in a non-legally binding letter of intent that it intends to exercise its pre-emptive right in relation to the issue of the placing shares on December 6, 2017, up to the amount it is entitled to under the Datang Purchase Agreement (in the case of Datang) and the China IC Fund Purchase Agreement (in the case of China IC Fund), respectively.

Fully paid ordinary shares, which have a par value of US$0.004 (after the share consolidation), carry one vote per share and carry a right to dividends.

Stock incentive plans

The Company has adopted the stock incentive plans under which options to subscribe for the Company’s shares have been granted to certain employees, officers and other service providers (Note 39).